UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2026

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Wolfspeed, Inc. (the “Company”) held its Annual Meeting of Stockholders on October 27, 2026 (the “Annual Meeting”). The stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 11, 2026.
Proposal No. 1: Election of seven nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Anthony M. Abate	20,733,179	352,156
Michael W. Bokan	20,584,994	500,341
Robert A. Feurle	20,735,254	350,081
Hong Q. Hou	20,736,474	348,861
Mark E. Jensen	18,843,708	2,241,627
Andreas W. Mattes	20,689,110	396,225
Paul V. Walsh, Jr.	20,724,295	361,040

Broker Non-Votes: 7,713,939

All nominees were elected.

Proposal No. 2: Approval of the 2026 Employee Stock Purchase Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Approval of 2026 Employee Stock Purchase Plan	20,709,570	58,445	317,320

Broker Non-Votes: 7,713,939

Proposal No. 2 was approved.

Proposal No. 3: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	20,028,114	576,862	480,359

Broker Non-Votes: 7,713,939

Proposal No. 3 was approved.

Proposal No. 4: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 27, 2027. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of PricewaterhouseCoopers LLP appointment	28,241,231	151,807	406,236

Proposal No. 4 was approved.

Item 8.01	Other Events

On October 27, 2026, the stockholders of the Company approved the 2026 Employee Stock Purchase Plan (the “ESPP”). A copy of the ESPP is filed as Exhibit 10.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	2026 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett
Senior Vice President and General Counsel

Date: October 28, 2026